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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2019

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

ANNUAL REPORT

June 30, 2019

Beginning on January 1, 2021, and as permitted by a rule adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent to you by mail, unless you specifically request that the Funds or your financial intermediary (i.e., the broker-dealer or bank through which you own your shares) send you paper copies of these reports. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications from the Funds by contacting the Funds at 1-800-487-7626 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future shareholder reports of the Funds in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-487-7626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to the reports of each of the Funds and, if you own shares through a financial intermediary, to the reports of each of the Funds and all other funds that you own through your financial intermediary.

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Letter to Shareholders	4
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	22
Hussman Strategic Total Return Fund	31
Hussman Strategic International Fund	34
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	44
Hussman Strategic Total Return Fund	45
Hussman Strategic International Fund	46
Financial Highlights
Hussman Strategic Growth Fund	47
Hussman Strategic Total Return Fund	48
Hussman Strategic International Fund	49
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	73
About Your Funds’ Expenses	75
Board of Trustees and Officers	77
Other Information	79
Federal Tax Information	79
Approval of Investment Advisory Agreements	80

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2019
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(8.05%)	(8.95%)	(9.03%)	(7.02%)	0.16%
S&P 500 Index	10.42%	14.19%	10.71%	14.70%	5.81%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its exposure to market fluctuations depending on market conditions. The S&P 500 Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500 Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets. This limit on operating expenses was increased from 1.13% to 1.15% effective November 1, 2018. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 1.37%.

1

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2019
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	9.72%	1.86%	2.73%	2.65%	4.63%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.31%	2.95%	3.90%	4.22%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. This limit on operating expenses was increased from 0.73% to 0.75% effective November 1, 2018. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 0.82%.

2

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2019
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(5.79%)	(2.95%)	(3.03%)	(1.29%)
MSCI EAFE Index	1.08%	9.11%	2.25%	5.05%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2019, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 2.42%.

3

The Hussman Funds
Letter to Shareholders	August 12, 2019

Dear Shareholder,

“One of the best indications of the speculative willingness of investors is the ‘uniformity’ of positive market action across a broad range of internals. Probably the most important aspect of last week’s decline was the decisive negative shift in these measures.”

—    John P. Hussman, Market Internals Go Negative, July 30, 2007

For most of the period since January 2018, we have observed persistently divergent market action, based on the behavior of thousands of stocks, industries, sectors, and security-types, including debt securities of varying creditworthiness. During this time, major stock market indices comprised of large-capitalization stocks, such as the Standard & Poor’s 500 Index, have experienced wide swings but little net progress. Still, occasional market rebounds from correction lows to marginal new highs have created the appearance of resilience, similar to what Barron’s Magazine described in February 1969:

“The failure of the general market to decline during the past year despite its obvious vulnerability, as well as the emergence of new investment characteristics, has caused investors to believe that the U.S. has entered a new investment era to which the old guidelines no longer apply. Many have now come to believe that market risk is no longer a realistic consideration, while the risk of being underinvested or in cash and missing opportunities exceeds any other.”

In hindsight, the S&P 500 had already entered a bear market weeks earlier. The S&P 500 Index would stand below its 1968 peak even 14 years later, with its total return lagging inflation by -3.4% over that period.

Small- and mid-cap stocks, particularly those with less extreme valuations, have not enjoyed the same resilience as the large-cap indices. For the year ended June 30, 2019, the large-cap S&P 500 Index gained 10.42% and the large-cap Nasdaq 100 Index gained 10.16%, while the small-cap Russell 2000 Index lost -3.31%.

A similar pattern of divergences across various market sectors reflects a loss of what I call “internal uniformity.” Our interpretation is that investor psychology has increasingly shifted from speculation toward risk-aversion. In a steeply overvalued market, the emergence of risk-aversion among investors often opens a trap-door that permits deep market losses. In the interim, however, this dispersion has created a headwind for hedged-equity strategies that purchase individual stocks and hedge those portfolios using offsetting short-sales using futures or option combinations on major indices like the S&P 500 Index.

4

The Hussman Funds
Letter to Shareholders (continued)

This difference in performance between value-focused stocks and large-capitalization “glamour” stocks is similar to what we observed at the 2000 market peak, which was followed by an enormous reversal in the opposite direction in subsequent years. There is no assurance that we will observe a similar reversal in the current instance, but the evidence across a century of market cycles suggests that the current overvaluation of the large-capitalization indices is not sustainable, particularly when investors are becoming increasingly risk-averse.

Meanwhile, I continue to believe that it remains reasonable to accept the risk that results from active, value-conscious stock selection. Indeed, the stock selection component of Strategic Growth Fund has generally been compensated by returns in excess of the indices it uses to hedge, despite recent headwinds. In fact, this difference in performance was a major contributor to the 105.57% gain in Strategic Growth Fund from its inception on July 24, 2000 to the March 9, 2009 market low, a nearly 9-year period when the S&P 500 lost -45.99%, including dividends.

In short, although the loss of internal uniformity has been challenging for hedged-equity strategies over the past year, the combination of extreme market valuations and deteriorating internal uniformity also creates a potential trap-door for the equity markets that investors should not ignore.

As I observed in October 2000, near the peak of the technology bubble, “Historically, when trend uniformity has been positive, stocks have generally ignored overvaluation, no matter how extreme. When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one.”

Our measures of both valuation and market internals have continued to be effective, particularly in combination, as they were in prior market cycles. The difficulty we experienced during the speculative half-cycle since 2009 was the result of our pre-emptive bearish response to syndromes of “overvalued, overbought, overbullish” conditions that had reliably placed something of a “limit” on continued speculation in other market cycles across history. Extraordinary monetary and corporate tax policies during the recent cycle eventually led us to abandon the idea of “limits” to speculation.

In late-2017, we adapted our approach to refrain from adopting or amplifying a negative market outlook unless our measures of market internals have explicitly deteriorated. As I expressed in our 2018 Semi-Annual Report, my hope and expectation is that over the completion of the current market cycle, and in future ones, our long-term investors will feel very much like an old, familiar friend is back at the wheel.

5

The Hussman Funds
Letter to Shareholders (continued)

Passive investing and performance-chasing

Every financial bubble is characterized by self-reinforcing behavior. As investors look backward at past returns, they are often emboldened to chase the securities or strategies that have enjoyed popularity, driving prices higher, further emboldening performance-chasing, and eventually producing a situation where prices become detached from underlying fundamentals.

In prior bubbles, the objects of this speculation have taken the form of “Nifty-Fifty” glamour stocks, industrial conglomerates, dot-com stocks, technology stocks, mortgage obligations, and other securities. In the recent speculative episode, they have primarily taken the form of government debt, low-grade “covenant lite” corporate debt, leveraged loans (loans to already highly-indebted borrowers), glamour technology companies that benefit from “network” effects (e.g. FAANG), and stocks that comprise widely-followed stock market indices such as the S&P 500.

According to Morningstar, the amount invested in “passive” U.S. equity funds is now equal to the amount invested in actively-managed funds. Passive funds typically invest in a specific list of stocks, generally in proportion to their individual market capitalizations, and tied to popular indices like the S&P 500.

The exodus to passive investing has two self-reinforcing elements. First, as funds have purchased the component stocks of the S&P 500 in proportion to their market capitalizations, with zero regard for price or value, the S&P 500 Index has performed better than both the broad market and the unweighted average of the very same stocks. That, in turn, has provoked further performance-chasing. In addition, because the funds are passively managed, they can operate with lower expenses, and the combination of strong backward-looking performance and relatively low fees has further amplified the exodus from active to passive investing.

Nearly 30 years ago, I wrote my dissertation at Stanford University on the efficiency and inefficiency of financial markets where rational investors hold differing sets of private information. One of the interesting features of a so-called “efficient market” is that, because the willingness of an investor to buy or sell reveals that the investor holds private information, other investors can infer that private information without actually seeing it, so the equilibrium market price always comes to reflect all information, whether private or public.

Apart from the largely ignored side-theorem that trading volume will always be precisely zero in that sort of market, a central requirement for an efficient market is that investors must be constantly monitoring and policing the market for inefficiencies. It is

6

The Hussman Funds
Letter to Shareholders (continued)

the very act of using prices as information, and aggressively policing every possible profit opportunity, that enforces an efficient market. Without that constant vigilance, one can never assume that financial markets are efficiently priced.

To put this in simple terms, one can visualize an efficient market as a sheep standing on a nickel. If there are enough sheepdogs around, constantly ensuring that the sheep doesn’t stray, then yes, the sheep will keep standing on the nickel. But if the sheepdogs simply assume that sheep always stand on nickels (the equivalent of asserting that “low-cost index investing is always efficient”), the sheep may not even stay in the neighborhood. That is the situation that the performance-chasing popularity of index investing has created today.

My own view is that every stock is a claim to some expected stream of future cash flows that will be delivered into the hands of investors over time. We spend a great deal of effort evaluating those factors, as well as market action that helps to convey the information of others. Across multiple market cycles, this sort of analysis has enabled our stock-selection approach to materially outperform the major indices, even after fees and transaction costs.

Indeed, despite the recent underperformance of our value-conscious stock selection discipline, the stock-selection approach of Strategic Growth Fund, excluding the impact of hedging, has had an average annual return of 8.60% from the inception of the Fund on July 24, 2000 through June 30, 2019, compared with an average annual total return of 5.81% for the S&P 500 during the same period. Our goal, of course, is for the hedging component of the Fund’s strategy to augment our stock-selection returns over the complete market cycle.

One consequence of the exodus to passive indexing is that the median price/revenue ratio of S&P 500 components has reached the highest level in history, easily eclipsing both the 2000 and 2007 market extremes. My expectation is that over the completion of the current market cycle, and during the market cycle that follows, the valuation gap between stocks favored by our stock selection discipline and stocks comprising the S&P 500 will be reversed, much as we observed during the 2000-2002 period. Such a reversal would be expected to contribute to future investment returns.

At present, our most reliable measures of market valuation remain near the highest levels in history, rivaling the extremes of 1929 and 2000. Meanwhile, apart from a brief positive whipsaw in early 2019, our measures of market internals have been

7

The Hussman Funds
Letter to Shareholders (continued)

unfavorable since February 2018. Generally speaking, when a hypervalued market is joined by risk-aversion among investors, the market environment becomes permissive of steep, waterfall losses.

Given weakness in leading measures of economic activity, coupled with unfortunately-timed shocks to global trade, the Hussman Funds are well-prepared for the potential for steep losses in the U.S. stock market. Improvement in our measures of market internals may ease our immediate downside concerns from time-to-time, but only a significant retreat in prices, or at least a decade of near-zero market returns, will ease the profound downside potential that our valuation measures presently imply for the U.S. stock market.

Fund Performance

Strategic Growth Fund

During the fiscal year ended June 30, 2019, Strategic Growth Fund lost -8.05%, wholly attributable to a difference in the performance of the stocks held by the Fund, relative to the indices that the Fund uses to hedge. The primary driver of Fund returns during the recent fiscal year was broadening divergence in the internal behavior of the stock market, which has historically been associated with vulnerability of the U.S. stock market to major losses. Despite losses that I view as a temporary consequence of this divergence, the objective of the Fund’s hedging approach is to mitigate or even benefit from likely market losses, as it has during other major market declines.

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 2.79% (279 basis points) annually since the inception of the Fund. During the fiscal year ended June 30, 2019, however, Fund’s stock selections, excluding the impact of hedging, lost -1.39% despite a 10.42% gain in the S&P 500 Index.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2019, the Fund had an average annual total return of 0.16%, compared with an average annual total return of 5.81% for the S&P 500 Index. An initial $10,000 investment in the Fund at its inception on July 24, 2000 would have grown to $10,311, compared with $29,142 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -56.13%. The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

8

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund and the S&P 500 have each experienced their own periods of difficulty and loss since 2000, though at different times. Notably, the performance of the Fund since its inception remained materially ahead of the S&P 500 from its inception in 2000 until June 2013. As noted below, I believe that the primary difficulty in recent years has been fully addressed.

It is also notable that the steep losses of the S&P 500 in 2000-2002 and again in 2007-2009 were largely consistent with a century of historical experience. In contrast, the difficulty experienced by Strategic Growth Fund during the advancing half-cycle since 2009 resulted from an extraordinary departure from historical experience.

A century of historical experience indicates that extreme market valuations are predictably followed by major market losses over the completion of the market cycle. Indeed, during the 9-year period from March 24, 2000 to March 9, 2009, the Standard & Poor’s 500 Index declined by -55.71%, with a total return, including dividends, of -48.04%. By the 2009 market low, the S&P 500 had lagged Treasury bill returns for the nearly 14-year period since May 3, 1995.

Given current extremes in the valuation measures we find best-correlated with actual subsequent market returns, a loss in the S&P 500 on the order of 60-65% over the completion of this cycle, and negative S&P 500 total returns over the coming 10-12 year horizon, would be fully consistent with historical experience.

In contrast, the loss in Strategic Growth Fund in recent years has reflected wholly unprecedented conditions. Specifically, the novel and experimental pursuit of zero interest rates by the Federal Reserve encouraged persistent speculation by investors, despite extreme “overvalued, overbought, overbullish” syndromes that had historically placed a reliable “limit” on further speculation.

In late-2017, we adapted our investment strategy to abandon our pre-emptive bearish response to these syndromes. We now require explicit deterioration in our measures of market internals before adopting or amplifying a negative market outlook. This adaptation eliminates the key source of the Fund’s difficulty in the recent advancing half-cycle. In contrast, I do not have any belief that a presently hypervalued stock market has somehow adapted away the risk of profound losses over the completion of this cycle.

Strategic Growth Fund retains the flexibility to respond to improved market conditions, which we expect to emerge over the completion of the current market cycle, as well as unfavorable conditions like the 2000-2002 and 2007-2009 collapses, which emerged from the same combination of rich valuations and market internals as we presently observe.

9

The Hussman Funds
Letter to Shareholders (continued)

Strategic Total Return Fund

During the fiscal year ended June 30, 2019, Strategic Total Return Fund gained 9.72%, compared with a gain of 7.87% in the Bloomberg Barclay U.S. Aggregate Bond Index. During this period, Strategic Total Return Fund held a moderately constructive position in long-term bonds, with a duration typically ranging between 3-4 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 3-4% on the basis of bond price fluctuations). The Fund benefited from holdings in shares of companies engaged in the mining of precious metals, largely by varying the size of its investment positions in response to periods of strength and weakness in this sector.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2019, the Fund had an average annual total return of 4.63%, compared with an average annual total return of 4.22% for the Bloomberg Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $21,399, compared with $20,015 for the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Bloomberg Barclays U.S. Aggregate Bond Index during the same period.

Strategic International Fund

During the fiscal year ended June 30, 2019, Strategic International Fund lost -5.79% compared with a total return of 1.60% in the capitalization-weighted MSCI EAFE Index. During the same period, the unweighted version of the EAFE Index lost 1.70%. While the 3.30% spread between the capitalization-weighted and unweighted EAFE Index may appear modest, this level of underperformance in the unweighted index has been observed on only a few occasions in the past 20 years. The two most pronounced instances were in March 2000 and January 2008, both near the beginning of major bear market declines.

Strategic International Fund remained fully hedged against the impact of general market fluctuations during the 2019 fiscal year. As we observe in the U.S. equity market, the performance of international equities has been strongest in passive, capitalization-weighted indices, with weaker performance in the broader market, particularly among value-oriented stocks.

Because international stock markets tend to become highly correlated during steep declines in the U.S. stock market, the downside risk that we observe in the U.S. market exists in international equity markets as well. A material improvement in U.S. conditions, particularly in our measures of market internals, would likely encourage

10

The Hussman Funds
Letter to Shareholders (continued)

a constructive stance in the international markets as well. Without the elevated level of market risk that we currently observe, the Fund will have substantially greater opportunity to establish a constructive investment stance based on individual country valuations, market action and other local considerations.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2019, the Fund had an average annual total return of -1.29%, compared with an average annual total return of 5.05% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $8,840, compared with $15,967 for the same investment in the MSCI EAFE Index. The deepest loss experienced by the Fund since inception was -21.77%, compared with a maximum loss of -26.48% for the MSCI EAFE Index during the same period.

Portfolio Composition

As of June 30, 2019, Strategic Growth Fund had net assets of $293,905,889, and held 138 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (24.4%), communication services (15.5%), health care (15.0%), information technology (13.1%), industrials (11.1%), consumer staples (7.3%) and materials (7.2%). The smallest sector holdings were in financials (3.9%), utilities (3.2%), energy (1.1%) and real estate (1.0%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2019 were valued at $302,249,214. Against these stock positions, the Fund also held 725 option combinations (long put option/short call option) on the S&P 500 Index, 400 option combinations on the Russell 2000 Index and 25 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2019, the S&P 500 Index closed at 2,941.76, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,566.572 and 7,671.074, respectively. The Fund’s total hedge therefore represented a short position of $295,118,168, thereby hedging 97.6% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1.5 million during the year ended June 30, 2019: Cree and NeoGenomics. Equity holdings with a loss in excess of $1.5 million during this same period were United Natural Foods, Urban Outfitters, Mallinckrodt, Express and Inogen.

11

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2019, Strategic Total Return Fund had net assets of $221,235,166. Treasury notes, Treasury Inflation-Protected Securities (TIPS) and investments in money market funds represented 74.7% of the Fund’s net assets. Shares of exchange-traded funds, precious metals shares and energy and utilities shares accounted for 4.0%, 14.8% and 6.3% of net assets, respectively.

In Strategic Total Return Fund, during the year ended June 30, 2019, portfolio gains in excess of $1 million were achieved in U.S Treasury Note (2.875%, due 8/15/2028), Barrick Gold, Anglogold Ashanti (ADR), U.S. Treasury Note (2.25%, due 2/15/2027) and U.S. Treasury Note (1.50%, due 8/15/2026). The Fund did not incur any portfolio losses in excess of $1 million during this same period.

As of June 30, 2019, Strategic International Fund had net assets of $21,934,105 and held 74 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in industrials (12.3%), consumer discretionary (11.1%), financials (8.7%), information technology (7.4%), communication services (5.7%), consumer staples (4.8%), materials (4.0%) and health care (3.7%). The smallest sector holdings were in utilities (3.0%), energy (1.6%) and real estate (0.8%).

In order to hedge the impact of general market fluctuations, as of June 30, 2019, Strategic International Fund was short 140 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $13,463,100, hedging 97.3% of the dollar value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2019. Air Canada was the only individual equity holding having a portfolio gain in excess of $125,000 during the year ended June 30, 2019. Equity holdings recognizing a portfolio loss in excess of $125,000 during this period were Norwegian Air Shuttle and U-Blox.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

“There are three principal phases of a bull market: the first is represented by reviving confidence in the future of business; the second is the response of stock prices to the known improvement in corporate earnings, and the third is the period

12

The Hussman Funds
Letter to Shareholders (continued)

when speculation is rampant – a period when stocks are advanced on hopes and expectations. There are three principal phases of a bear market: the first represents the abandonment of the hopes upon which stocks were purchased at inflated prices; the second reflects selling due to decreased business and earnings, and the third is caused by distress selling of sound securities, regardless of their value, by those who must find a cash market for at least a portion of their assets.”

—    Robert Rhea, The Dow Theory, 1932

Amid the increasing perception that market and economic cycles are artifacts of the past, it is important to recognize where the financial markets and the economy actually stand in their respective cycles.

The recent bull market has already clocked in as the longest in history. As of the recent July peak in the S&P 500, the market advance since the March 2009 low has outlived the 1990-2000 bull market by nearly a year. Likewise, as of July, the current economic expansion is now longer than the record 10-year expansion that ended in early 2001. The U.S. unemployment rate is down to just 3.7% from a peak of 10% during the global financial crisis. The entire post-crisis “output gap” between actual real GDP and the Congressional Budget Office estimate of potential real GDP has been eliminated.

Meanwhile, based on the valuation measures we find best-correlated with actual subsequent market returns across history, the current market extreme already matches or exceeds those of the 1929 and 2000 peaks. There is little question that the market is long into what Rhea described as the final phase of the bull market; “the period when speculation is rampant – a period when stocks are advanced on hopes and expectations.”

Monetary policy has not repealed market or economic cycles

Market valuations have been extreme for a long time. While valuations have enormously important implications for long-term market returns and full-cycle market risks, valuations are not a timing tool. Indeed, it is impossible for valuations to reach hypervalued peaks like 1929, 2000, and today without persistently advancing through lesser extremes.

As I have regularly emphasized, extreme valuations can become even more overextended, provided that investors remain inclined toward speculation (which we infer from the condition of market internals). In previous market cycles across history, sufficiently extreme “overvalued, overbought, overbullish” syndromes typically acted as a limit to further speculation, and helped to warn of oncoming market plunges even

13

The Hussman Funds
Letter to Shareholders (continued)

before market internals deteriorated. That regularity failed in recent years. One had to wait for market internals to deteriorate explicitly before adopting a bearish market outlook.

The elevated risk of the stock market here is not merely the result of extreme valuations. It is the result of the full combination of extreme valuations, plus unfavorable market internals (indicating a shift among investors from speculation toward risk-aversion), plus extreme overextension, plus persistent weakness in leading economic measures.

The economic expansion since the 2009 economic low has been a rather standard mean-reverting recovery, with a trajectory no different than one could have been projected at the time of that low. Nearly every economic expansion in the U.S. has followed a rather simple trajectory, where the amount of economic slack at the economic trough (measured by the GDP “output gap”) has gradually narrowed at a rate of about 8% per quarter. Extraordinary monetary policies did nothing to materially change that basic mean-reverting trajectory.

Much of the growth in real U.S. GDP since the global financial crisis has been driven by a cyclical decline in the rate of unemployment. Meanwhile, the long-term “structural” drivers of the economy – labor force growth and productivity growth – have continued their persistent slowdown from historical norms. Holding the U.S. unemployment rate constant, U.S. real GDP growth would currently be running at only about 1.6% annually. This is the norm that investors should expect in the years ahead, and it amplifies the vulnerability to recession, because even a 0.8% increase in the unemployment rate from its recent lows would likely be associated with negative GDP growth.

Understand what low structural growth implies for the U.S. stock market. First, while Wall Street mechanically recites the aphorism that “lower interest rates justify higher valuation multiples,” this proposition actually holds only if the trajectory of future cash flows is held constant. Even then, this proposition is identical to saying that lower interest rates justify lower future stock market returns.

The problem is that if interest rates are low because growth is also low, lower interest rates don’t justify any increase in valuation multiples at all. Normal valuation multiples would already be enough to produce lower future equity returns, via the slower growth of future fundamentals. If investors instead bid valuation multiples up anyway, subsequent returns are penalized twice, and can be driven to negative

14

The Hussman Funds
Letter to Shareholders (continued)

levels for years to come. That is what investors have done here. We are left with the combination of a hypervalued market, historically low structural economic growth, and profoundly weak prospects for long-term market returns.

Put simply, the primary effect of extraordinary monetary policy in recent years was not to drive real economic gains, but instead to amplify speculation. None of this yield-seeking speculation and overvaluation has done anything to create aggregate “wealth” – it has simply taken future returns and embedded them into current prices. Long-term “wealth” is unchanged, because the actual wealth is in the future cash flows that will be delivered to investors over time.

Remember that once a security is issued, somebody has to hold that security at every point in time until it is retired. So the only thing that elevated investment valuations do is to provide an opportunity for current holders to receive a transfer of wealth by selling to some other unfortunate investor who pays an excessive price for the privilege of holding the bag of low future returns over time.

At current valuation extremes, it is only the illusion of “paper wealth” that temporarily anesthetizes investors and pension funds to the fact that their actual basis of wealth – the likely future stream of cash flows that will be delivered into their hands over time – is the smallest amount, relative to those “paper prices,” since the 1929 and 2000 extremes. This is exactly what hypervaluation means.

Easy money does not always support the market

In recent months, even as leading measures of economic activity have deteriorated, investors have become enthusiastic about a shift by the Federal Reserve toward fresh interest rate cuts, after a period of modest normalization that brought Treasury bill yields as high as 2.4%. It is useful to recognize that except for 1967 and 1996, every shift by the Federal Reserve from hiking rates (amounting to a cumulative increase in the Discount Rate in excess of 0.5%) to cutting rates (amounting to a cumulative cut of at least 0.5%), was associated with an oncoming or ongoing recession.

While aggressive monetary policy strongly amplified financial speculation in recent years, the 2000-2002 and 2007-2009 collapses were also accompanied by persistent and aggressive monetary easing by the Federal Reserve, with no benefit to the stock market other than short-lived rebounds that were quickly followed by collapsing prices. It is essential to understand what accounts for this distinction.

The way Fed easing “works” to support stock prices is straightforward. Provided that investors are inclined toward speculation and risk-seeking, Fed easing tends to be very favorable for the market, because safe, low-interest liquidity is a hot-potato to

15

The Hussman Funds
Letter to Shareholders (continued)

risk-seeking speculators. Each successive holder wants to get rid of it, yet somebody has to hold it at each point in time. The resulting effort to exchange it for something else has the effect of driving up stocks, bonds, and anything else that offers a “pickup” to low short-term rates.

In contrast, when investors are inclined toward risk-aversion, safe low-interest liquidity is a preferred asset rather than an inferior one. So creating more of the stuff does nothing to encourage more speculation. When one recalls that the Federal Reserve eased persistently and aggressively throughout the 2000-2002 and 2007-2009 collapses, it should be clear that a recessionary collapse in stocks would not be interrupted by a sudden shift toward rate cuts, aside for very short-lived knee-jerk reactions.

So while it is possible that Fed easing could help to shift investor psychology back toward speculation, the likely effect of Fed policy on the stock market will be best gauged by monitoring market internals directly. If market internals remain ragged and divergent, as they are as of mid-August, then even persistent and aggressive easing should not be expected to support stocks.

Conversely, during periods when market internals shift to a uniformly favorable condition, Fed easing will tend to amplify the speculative tendencies of investors, and it will be appropriate to adopt a constructive outlook in response. In any event, investors should be very careful not to assume that “easy money” means “rising market.”

Inflation risk should not be dismissed

Following a rumor that he had died, Mark Twain famously said “Reports of my death are greatly exaggerated.” Despite a long period of stability, the same thing can likely be said about inflation.

During the global financial crisis, the U.S. Federal deficit briefly exploded to over $1.5 trillion, peaking at just over 9% of GDP. Yet the size of this deficit was fairly consistent with the substantial level of economic slack at the time.

Presently, even with the unemployment rate down from 10% to a recent low of 3.6%, and even having completely eliminated the output gap between actual GDP and Congressional Budget Office estimates of potential GDP, the U.S. Federal deficit has exploded to nearly $1 trillion. Over the next few years, we expect the Federal deficit to reach record levels. Indeed, even a mild recession is likely to drive the deficit, as a share of GDP, to levels that match or exceed the extremes seen in the global financial crisis.

16

The Hussman Funds
Letter to Shareholders (continued)

There are only a handful of instances – 1967, 1972 and 1979 – where the real GDP output gap pushed to positive levels (i.e. real GDP temporarily moved above CBO estimates of potential GDP) yet the Federal budget was already in a deficit position. These points are notable from the standpoint of economic history because they were exactly the points at which inflation expectations became most unstable, as the public abandoned its faith that fiscal policy was on a stable course.

It is also notable that the rampant inflation of the 1970’s was not ended by actually moving the Federal budget to a surplus. It was enough to restore public expectations that movements in the deficit would not continue along an unsustainable trajectory – particularly, relative to the GDP output gap. These expectations have remained intact for three decades, until recently. The Federal government certainly ran a deficit following the 1981-82 recession, but that deficit was much smaller than would have been expected based on the GDP output gap at the time. This is not likely to be the case during the next recession.

Accelerating inflation is not assured in the years ahead, because inflation has a significant psychological component, and it has no simple linear relationship with any of the factors that are usually used to explain it. From a historical perspective, however, the present “cyclically excessive deficit” creates a substantially increased risk of destabilized public expectations about fiscal discipline and monetary soundness in the coming years. For that reason, it will remain important to attend to various inflation measures, including interest rate spreads, commodity prices, and inflation-sensitive securities.

Based on the behavior of leading economic measures, and the tendency of employment data to lag other indicators of economic activity, I expect a substantial decline in the rate of job creation over the coming months. As a result, it is quite possible that Treasury bond yields may fall below their already depressed levels. This is particularly true given that European and Japanese central banks have already engineered negative interest rates (by creating bank reserves that must be held by someone until those reserves are retired, and then actually charging banks interest for holding them).

Still, the price of gold has begun to advance, apparently in revulsion to these monetary hot potatoes. Moreover, it is worth remembering that a 10-year Treasury bond yielding 1.7% will, in fact, only provide a total return of 1.7% annually over the coming 10 year period. The expectation of obtaining a higher total return in the short run, as the result of a further decline in this yield, is essentially a speculative operation.

17

The Hussman Funds
Letter to Shareholders (continued)

Given these conditions, Strategic Total Return Fund presently maintains a modestly constructive exposure to Treasury bonds, with a recent portfolio duration of about 3 years (meaning that a 100 basis point move in interest rates would be expected to impact the Fund by about 3% on the basis of bond price fluctuations), coupled with a moderate exposure to shares in companies in the gold and precious metals industry, recently ranging between 10-15% of Fund assets.

Presently, market conditions feature a combination of rich valuations, vulnerable profit margins, record corporate debt relative to revenues, rising default risk, deteriorating market internals, and accumulating risk of oncoming recession. These conditions largely mirror those we observed in 2000 and 2007. While the deterioration of the broad market, relative to large capitalization-weighted indices has been a headwind for our hedged-equity approach during the past year, I view this market behavior as temporary. The more durable consideration is that we adapted our investment strategy in late-2017 to eliminate the key source of our difficulty during the recent half-cycle.

The Hussman Funds continue to adhere to a historically-informed, value-conscious investment discipline focused on the complete market cycle. I expect our investment outlook to become considerably more constructive in response to improvements in valuations and market internals over the completion of the market cycle. Presently, however, the combination of extreme valuations, coupled with ragged market internals, should not be dismissed.

I remain grateful, as always, for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please

18

The Hussman Funds
Letter to Shareholders (continued)

visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

19

Hussman Strategic Growth Fund Portfolio Information
June 30, 2019 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

20

Hussman Strategic International Fund Portfolio Information
June 30, 2019 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

21

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2019

COMMON STOCKS — 102.8%	Shares	Value
Communication Services — 15.5%
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	60,000	$3,427,800

Entertainment — 2.8%
AMC Entertainment Holdings, Inc. - Class A	125,000	1,166,250
Viacom, Inc. - Class B	100,000	2,987,000
Walt Disney Company (The)	30,000	4,189,200
		8,342,450
Interactive Media & Services — 0.6%
Momo, Inc. - ADR	50,000	1,790,000

Media — 9.6%
AMC Networks, Inc. - Class A (a)	60,000	3,269,400
Comcast Corporation - Class A	100,000	4,228,000
Discovery, Inc. - Series A (a)	75,000	2,302,500
Gray Television, Inc. (a)	225,000	3,687,750
Interpublic Group of Companies, Inc. (The)	35,000	790,650
Meredith Corporation	35,000	1,927,100
Nexstar Media Group, Inc. - Class A	25,000	2,525,000
Omnicom Group, Inc.	30,000	2,458,500
Sirius XM Holdings, Inc.	800,000	4,464,000
TEGNA, Inc.	175,000	2,651,250
		28,304,150
Wireless Telecommunication Services — 1.3%
Telephone and Data Systems, Inc.	50,000	1,520,000
United States Cellular Corporation (a)	50,000	2,233,500
		3,753,500
Consumer Discretionary — 24.4%
Auto Components — 1.4%
Gentex Corporation	125,000	3,076,250
Gentherm, Inc. (a)	25,000	1,045,750
		4,122,000
Diversified Consumer Services — 0.6%
H&R Block, Inc.	35,000	1,025,500
Strategic Education, Inc.	5,000	890,000
		1,915,500
Hotels, Restaurants & Leisure — 5.0%
BJ’s Restaurants, Inc.	50,000	2,197,000

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Consumer Discretionary — 24.4% (continued)
Hotels, Restaurants & Leisure — 5.0% (continued)
Brinker International, Inc.	75,000	$2,951,250
Dave & Buster’s Entertainment, Inc.	35,000	1,416,450
Dunkin’ Brands Group, Inc.	50,000	3,983,000
Starbucks Corporation	50,000	4,191,500
		14,739,200
Household Durables — 1.1%
iRobot Corporation (a)	35,000	3,207,400

Internet & Direct Marketing Retail — 0.5%
Shutterstock, Inc.	35,000	1,371,650

Leisure Equipment & Products — 0.9%
Malibu Boats, Inc. - Class A (a)	65,000	2,525,250

Multiline Retail — 4.5%
Dollar General Corporation	25,000	3,379,000
Kohl’s Corporation	50,000	2,377,500
Macy’s, Inc.	50,000	1,073,000
Target Corporation	75,000	6,495,750
		13,325,250
Specialty Retail — 9.8%
American Eagle Outfitters, Inc.	200,000	3,380,000
Chico’s FAS, Inc.	200,000	674,000
Designer Brands, Inc. - Class A	50,000	958,500
Dick’s Sporting Goods, Inc.	85,000	2,943,550
Express, Inc. (a)	200,000	546,000
Genesco, Inc. (a)	100,000	4,229,000
Group 1 Automotive, Inc.	15,000	1,228,350
Hibbett Sports, Inc. (a)	50,000	910,000
Home Depot, Inc. (The)	5,000	1,039,850
Murphy USA, Inc. (a)	35,000	2,941,050
Sally Beauty Holdings, Inc. (a)	125,000	1,667,500
Sleep Number Corporation (a)	25,000	1,009,750
Tile Shop Holdings, Inc.	100,000	400,000
Ulta Beauty, Inc. (a)	5,000	1,734,450
Urban Outfitters, Inc. (a)	50,000	1,137,500
Williams-Sonoma, Inc.	60,000	3,900,000
		28,699,500

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Consumer Discretionary — 24.4% (continued)
Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc.	10,000	$975,400
Under Armour, Inc. - Class C (a)	35,000	777,000
		1,752,400
Consumer Staples — 7.3%
Food & Staples Retailing — 2.7%
Kroger Company (The)	125,000	2,713,750
Sprouts Farmers Market, Inc. (a)	125,000	2,361,250
Walgreens Boots Alliance, Inc.	50,000	2,733,500
		7,808,500
Food Products — 4.6%
B&G Foods, Inc.	50,000	1,040,000
Campbell Soup Company	65,000	2,604,550
Darling Ingredients, Inc. (a)	75,000	1,491,750
Flowers Foods, Inc.	50,000	1,163,500
General Mills, Inc.	60,000	3,151,200
J.M. Smucker Company (The)	20,000	2,303,800
Kellogg Company	35,000	1,874,950
		13,629,750
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Cosan Ltd. - Class A (a)	100,000	1,336,000
World Fuel Services Corporation	50,000	1,798,000
		3,134,000
Financials — 3.9%
Consumer Finance — 2.1%
American Express Company	25,000	3,086,000
Discover Financial Services	25,000	1,939,750
Nelnet, Inc. - Class A	20,000	1,184,400
		6,210,150
Insurance — 1.8%
Aflac, Inc.	60,000	3,288,600
Progressive Corporation (The)	25,000	1,998,250
		5,286,850
Health Care — 15.0%
Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc. (a)	10,000	1,309,800
Amgen, Inc.	5,000	921,400

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Health Care — 15.0% (continued)
Biotechnology — 4.0% (continued)
Biogen, Inc. (a)	10,000	$2,338,700
Celgene Corporation (a)	40,000	3,697,600
Regeneron Pharmaceuticals, Inc. (a)	5,000	1,565,000
United Therapeutics Corporation (a)	25,000	1,951,500
		11,784,000
Health Care Equipment & Supplies — 2.9%
Cardiovascular Systems, Inc. (a)	50,000	2,146,500
Inogen, Inc. (a)	15,000	1,001,400
Lantheus Holdings, Inc. (a)	100,000	2,830,000
NuVasive, Inc. (a)	35,000	2,048,900
Tandem Diabetes Care, Inc. (a)	10,000	645,200
		8,672,000
Health Care Providers & Services — 4.2%
Centene Corporation (a)	20,000	1,048,800
CVS Health Corporation	35,000	1,907,150
HCA Healthcare, Inc.	20,000	2,703,400
Henry Schein, Inc. (a)	60,000	4,194,000
Tenet Healthcare Corporation (a)	50,000	1,033,000
WellCare Health Plans, Inc. (a)	5,000	1,425,350
		12,311,700
Health Care Technology — 0.5%
Cerner Corporation	20,000	1,466,000

Life Sciences Tools & Services — 1.6%
Luminex Corporation	125,000	2,580,000
NeoGenomics, Inc. (a)	100,000	2,194,000
		4,774,000
Pharmaceuticals — 1.8%
ANI Pharmaceuticals, Inc. (a)	25,000	2,055,000
Endo International plc (a)	200,000	824,000
Mallinckrodt plc (a)	165,000	1,514,700
Supernus Pharmaceuticals, Inc. (a)	25,000	827,250
		5,220,950
Industrials — 11.1%
Air Freight & Logistics — 0.4%
United Parcel Service, Inc. - Class B	10,000	1,032,700

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Industrials — 11.1% (continued)
Airlines — 0.6%
Spirit Airlines, Inc. (a)	35,000	$1,670,550

Building Products — 1.1%
Allegion plc	30,000	3,316,500

Commercial Services & Supplies — 2.3%
Covanta Holding Corporation	150,000	2,686,500
Steelcase, Inc. - Class A	125,000	2,137,500
Tetra Tech, Inc.	25,000	1,963,750
		6,787,750
Construction & Engineering — 1.4%
Quanta Services, Inc.	110,000	4,200,900

Electrical Equipment — 1.6%
Atkore International Group, Inc. (a)	25,000	646,750
Generac Holdings, Inc. (a)	60,000	4,164,600
		4,811,350
Machinery — 0.8%
Allison Transmission Holdings, Inc.	50,000	2,317,500

Marine — 1.0%
Matson, Inc.	75,000	2,913,750

Professional Services — 0.7%
Robert Half International, Inc.	35,000	1,995,350

Trading Companies & Distributors — 1.2%
Aircastle Ltd.	50,000	1,063,000
Fastenal Company	80,000	2,607,200
		3,670,200
Information Technology — 13.1%
Communications Equipment — 2.5%
Ciena Corporation (a)	75,000	3,084,750
F5 Networks, Inc. (a)	15,000	2,184,450
ViaSat, Inc. (a)	25,000	2,020,500
		7,289,700

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Information Technology — 13.1% (continued)
Electronic Equipment, Instruments & Components — 1.3%
Fabrinet (a)	35,000	$1,738,450
ScanSource, Inc. (a)	65,000	2,116,400
		3,854,850
IT Services — 4.8%
21Vianet Group, Inc. - ADR (a)	75,000	584,250
Akamai Technologies, Inc. (a)	50,000	4,007,000
Cardtronics plc - Class A (a)	100,000	2,732,000
Cognizant Technology Solutions Corporation - Class A	15,000	950,850
Genpact Ltd.	35,000	1,333,150
NIC, Inc.	150,000	2,406,000
Virtusa Corporation (a)	50,000	2,221,500
		14,234,750
Semiconductors & Semiconductor Equipment — 3.0%
Canadian Solar, Inc. (a)	150,000	3,274,500
Intel Corporation	25,000	1,196,750
JinkoSolar Holding Company Ltd. - ADR (a)	75,000	1,626,750
SolarEdge Technologies, Inc. (a)	20,000	1,249,200
Xperi Corporation	75,000	1,544,250
		8,891,450
Software — 0.3%
FireEye, Inc. (a)	50,000	740,500

Technology Hardware, Storage & Peripherals — 1.2%
3D Systems Corporation (a)	225,000	2,047,500
Stratasys Ltd. (a)	50,000	1,468,500
		3,516,000
Materials — 7.2%
Chemicals — 0.4%
CF Industries Holdings, Inc.	25,000	1,167,750

Containers & Packaging — 1.3%
Crown Holdings, Inc. (a)	65,000	3,971,500

Metals & Mining — 5.5%
Agnico-Eagle Mines Ltd.	100,000	5,124,000
Barrick Gold Corporation	453,200	7,146,964
Newmont Mining Corporation	100,000	3,847,000
		16,117,964

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 102.8% (continued)	Shares	Value
Real Estate — 1.0%
Equity Real Estate Investment Trusts (REITs) — 1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	100,000	$2,818,000

Utilities — 3.2%
Electric Utilities — 1.6%
Exelon Corporation	100,000	4,794,000

Independent Power and Renewable Electricity Producers — 1.6%
AES Corporation	100,000	1,676,000
Pattern Energy Group, Inc.	125,000	2,886,250
		4,562,250

Total Common Stocks (Cost $303,504,337)		$302,249,214

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.0%	Contracts	Notional Amount	Value
Nasdaq 100 Index Option, 08/16/2019 at $7,500	25	$19,177,688	$353,750
Russell 2000 Index Option, 08/16/2019 at $1,550	400	62,662,880	1,225,200
S&P 500 Index Option, 08/16/2019 at $2,950	725	213,277,600	4,292,000
Total Put Option Contracts (Cost $5,895,405)		$295,118,168	$5,870,950

Total Investments at Value — 104.8% (Cost $309,399,742)			$308,120,164

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2019

MONEY MARKET FUNDS — 56.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.22% (b) (Cost $166,886,610)	166,886,610	$166,886,610

Total Investments and Money Market Funds at Value — 161.6% (Cost $476,286,352)		$475,006,774

Written Call Option Contracts — (62.6%)		(183,898,100)

Other Assets in Excess of Liabilities — 1.0%		2,797,215

Net Assets — 100.0%		$293,905,889

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

29

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2019

WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Nasdaq 100 Index Option	25	$19,177,688	$4,000	09/20/2019	$9,184,500
Russell 2000 Index Option	400	62,662,880	700	09/20/2019	34,585,600
S&P 500 Index Option	725	213,277,600	1,000	09/20/2019	140,128,000
Total Written Call Option Contracts (Premiums received $171,756,616)		$295,118,168			$183,898,100

See accompanying notes to financial statements.

30

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2019

COMMON STOCKS — 21.1%	Shares	Value
Energy — 3.8%
Energy Equipment & Services — 1.5%
Halliburton Company	35,000	$795,900
Helmerich & Payne, Inc.	25,000	1,265,500
Schlumberger Ltd.	35,000	1,390,900
		3,452,300
Oil, Gas & Consumable Fuels — 2.3%
Cheniere Energy Partners, L.P.	20,000	843,600
CNX Midstream Partners, L.P.	60,000	843,000
NuStar Energy, L.P.	31,000	841,340
ONEOK, Inc.	985	67,778
PBF Energy, Inc. - Class A	35,000	1,095,500
Valero Energy Corporation	15,000	1,284,150
Williams Companies, Inc. (The)	1,293	36,255
		5,011,623
Materials — 14.8%
Metals & Mining — 14.8%
Agnico-Eagle Mines Ltd.	75,000	3,843,000
AngloGold Ashanti Ltd. - ADR	125,000	2,226,250
B2Gold Corporation (a)	200,000	606,000
Barrick Gold Corporation	400,000	6,308,000
Coeur Mining, Inc. (a)	25,000	108,500
Compania de Minas Buenaventura S.A.A. - ADR	75,000	1,250,250
Kinross Gold Corporation (a)	500,000	1,940,000
Newmont Mining Corporation	200,000	7,694,000
Novagold Resources, Inc. (a)	100,000	591,000
Pan American Silver Corporation	55,000	710,050
Royal Gold, Inc.	25,000	2,562,250
Sibanye Gold Ltd. - ADR (a)	181,900	864,025
Wheaton Precious Metals Corporation	125,000	3,022,500
Yamana Gold, Inc.	400,000	1,008,000
		32,733,825
Utilities — 2.5%
Electric Utilities — 1.9%
American Electric Power Company, Inc.	1,000	88,010
Duke Energy Corporation	9,333	823,544
Edison International	10,000	674,100
Entergy Corporation	1,000	102,930
Exelon Corporation	15,000	719,100

31

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 21.1% (continued)	Shares	Value
Utilities — 2.5% (continued)
Electric Utilities — 1.9% (continued)
FirstEnergy Corporation	1,000	$42,810
NextEra Energy, Inc.	1,000	204,860
Pinnacle West Capital Corporation	1,000	94,090
PPL Corporation	25,000	775,250
Southern Company (The)	15,000	829,200
		4,353,894
Independent Power and Renewable Electricity Producers — 0.4%
AES Corporation	50,000	838,000

Multi-Utilities — 0.2%
Ameren Corporation	1,000	75,110
Dominion Energy, Inc.	1,669	129,047
DTE Energy Company	1,000	127,880
Public Service Enterprise Group, Inc.	1,000	58,820
		390,857

Total Common Stocks (Cost $39,833,832)		$46,780,499

U.S. TREASURY OBLIGATIONS — 70.0%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 6.5%
2.50%, due 01/15/2029	$11,900,500	$14,322,449

U.S. Treasury Notes — 63.5%
1.25%, due 08/31/2019	50,000,000	49,914,996
2.00%, due 05/31/2024	25,000,000	25,296,387
2.125%, due 05/31/2026	10,000,000	10,168,164
1.50%, due 08/15/2026	25,000,000	24,365,245
2.25%, due 02/15/2027	20,000,000	20,499,219
2.25%, due 11/15/2027	10,000,000	10,239,258
		140,483,269

Total U.S. Treasury Obligations (Cost $150,619,442)		$154,805,718

32

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2019

EXCHANGE-TRADED FUNDS — 4.0%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust (a)	20,000	$2,462,800
Invesco CurrencyShares Euro Currency Trust (a)	20,000	2,165,400
Invesco CurrencyShares Japanese Yen Trust (a)	1,000	88,340
Invesco CurrencyShares Swedish Krona Trust (a)	5,000	499,989
Invesco CurrencyShares Swiss Franc Trust (a)	5,000	474,550
iShares 1-3 Year International Treasury Bond ETF	1,000	80,160
iShares Gold Trust (a)	25,000	337,500
iShares International Treasury Bond ETF	2,000	101,700
SPDR Bloomberg Barclays International Treasury Bond ETF	2,000	57,840
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	1,000	31,080
SPDR FTSE International Government Inflation-Protected Bond ETF	1,000	55,580
SPDR Gold Shares (a)	5,000	666,000
United States Oil Fund, L.P. (a)	150,000	1,806,000
Total Exchange-Traded Funds (Cost $8,199,051)		$8,826,939

Total Investments at Value — 95.1% (Cost $198,652,325)		$210,413,156

MONEY MARKET FUNDS — 4.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.22% (b) (Cost $10,319,036)	10,319,036	$10,319,036

Total Investments and Money Market Funds at Value — 99.8% (Cost $208,971,361)		$220,732,192

Other Assets in Excess of Liabilities — 0.2%		502,974

Net Assets — 100.0%		$221,235,166

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

33

Hussman Strategic International Fund Schedule of Investments
June 30, 2019

COMMON STOCKS — 63.1%	Shares	Value
Australia — 4.0%
Bapcor Ltd. (a)	24,000	$94,215
Crown Resorts Ltd. (a)	21,000	183,549
Harvey Norman Holdings Ltd. (a)	70,000	200,310
Super Retail Group Ltd. (a)	40,000	231,525
TPG Telecom Ltd. (a)	40,000	181,034
		890,633
Belgium — 1.4%
AGFA-Gevaert N.V. (a) (b)	34,000	132,086
Colruyt S.A. (a)	3,000	174,167
		306,253
Canada — 10.3%
Air Canada (b)	7,000	212,137
Great-West Lifeco, Inc.	10,000	230,211
IGM Financial, Inc.	7,000	199,844
Magna International, Inc.	1,600	79,605
Manulife Financial Corporation	10,000	181,725
Metro, Inc.	5,600	210,117
MTY Food Group, Inc.	5,000	249,528
Open Text Corporation	5,500	226,943
Power Corporation of Canada	10,400	224,014
Ritchie Bros. Auctioneers, Inc.	5,600	186,215
Royal Bank of Canada	3,200	254,281
		2,254,620
Denmark — 0.7%
Tryg A/S (a)	5,000	162,708

Finland — 0.5%
Tikkurila Oyj	7,200	121,174

France — 5.1%
Albioma S.A. (a)	8,000	212,042
Electricite de France S.A. (a)	20,000	252,166
Eutelsat Communications S.A. (a)	11,000	205,444
Ingenico Group S.A. (a)	2,500	221,261
Neopost S.A. (a)	10,500	224,647
		1,115,560
Germany — 1.1%
SAP SE - ADR	1,000	136,800

34

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 63.1% (continued)	Shares	Value
Germany — 1.1% (continued)
STRATEC SE	1,500	$97,055
		233,855
Japan — 13.8%
Advantest Corporation (a)	8,000	220,257
Kanagawa Chuo Kotsu Company Ltd. (a)	7,100	244,798
Kato Works Company Ltd. (a)	9,000	168,201
Konica Minolta, Inc. (a)	20,000	194,881
Kurimoto Ltd. (a)	5,000	67,466
Marvelous, Inc. (a)	25,000	190,351
Nihon Chouzai Company Ltd. (a) (b)	5,000	154,820
NuFlare Technology, Inc. (a)	3,000	184,718
Rakuten, Inc. (a)	17,500	209,225
Sawai Pharmaceutical Company Ltd. (a)	4,000	216,514
Shinko Plantech Company Ltd. (a)	17,500	205,671
SoftBank Group Corporation (a)	5,600	269,738
SRG Takamiya Company Ltd. (a)	25,000	179,094
Towa Pharmaceutical Company Ltd. (a)	7,200	183,279
Toyota Motor Corporation (a)	3,000	186,200
Yamazen Corporation (a) (b)	15,000	144,720
		3,019,933
Netherlands — 1.7%
NN Group N.V. (a)	5,000	201,001
Randstad N.V. (a)	3,150	172,887
		373,888
Norway — 4.9%
Austevoll Seafood ASA (a)	19,000	199,691
Borregaard ASA (a)	16,800	194,714
Equinor ASA (a)	7,700	152,738
Gjensidige Forsikring ASA (a)	12,000	241,847
Norway Royal Salmon ASA (a)	5,045	107,201
Olav Thon Eiendomsselskap ASA	11,000	185,676
		1,081,867
Portugal — 0.9%
EDP-Energias de Portugal S.A. (a)	50,000	190,029

Sweden — 10.1%
Granges AB (a)	21,000	240,543
Hennes & Mauritz AB - B Shares (a)	8,000	142,139

35

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2019

COMMON STOCKS — 63.1% (continued)	Shares	Value
Sweden — 10.1% (continued)
Hexpol AB (a)	30,000	$244,746
ICA Gruppen AB	4,900	210,660
Intrum AB (a)	8,000	205,659
JM AB (a)	8,400	193,213
Modern Times Group MTG AB - Class B (a) (b)	3,500	39,247
Mycronic AB (a)	17,500	212,955
Nordic Entertainment Group AB - Class B	5,000	117,388
Peab AB (a)	20,000	171,032
SKF AB - B Shares (a)	10,500	193,312
Telia Company AB (a)	55,000	243,850
		2,214,744
Switzerland — 1.0%
Swiss Re AG (a)	2,100	213,399

United Kingdom — 7.6%
Aggreko plc (a)	20,000	200,785
Ashtead Group plc (a)	5,600	160,444
Bovis Homes Group plc (a)	10,000	131,465
Burberry Group plc (a)	8,500	201,464
Dunelm Group plc	12,000	140,199
GlaxoSmithKline plc (a)	9,100	182,404
Next plc (a)	2,800	196,071
QinetiQ Group plc (a)	65,000	230,962
SThree plc	60,484	218,909
		1,662,703

Total Investments at Value — 63.1% (Cost $13,179,722)		$13,841,366

36

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2019

MONEY MARKET FUNDS — 28.5%	Shares	Value
Northern Institutional Treasury Portfolio, 2.25% (c) (Cost $6,240,822)	6,240,822	$6,240,822

Total Investments and Money Market Funds at Value — 91.6% (Cost $19,420,544)		$20,082,188

Other Assets in Excess of Liabilities — 8.4%		1,851,917

Net Assets — 100.0%		$21,934,105

ADR - American Depositary Receipt.
(a)	Level 2 Security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

37

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2019

Common Stocks by Sector/Industry	% of Net Assets
Communication Services — 5.7%
Diversified Telecommunication Services	2.0%
Entertainment	1.4%
Media	1.1%
Wireless Telecommunication Services	1.2%
Consumer Discretionary — 11.1%
Auto Components	0.4%
Automobiles	0.8%
Distributors	0.4%
Hotels, Restaurants & Leisure	2.0%
Household Durables	1.5%
Internet & Direct Marketing Retail	1.0%
Multiline Retail	1.8%
Specialty Retail	2.3%
Textiles, Apparel & Luxury Goods	0.9%
Consumer Staples — 4.8%
Food & Staples Retailing	3.4%
Food Products	1.4%
Energy — 1.6%
Energy Equipment & Services	0.9%
Oil, Gas & Consumable Fuels	0.7%
Financials — 8.7%
Banks	1.2%
Capital Markets	0.9%
Insurance	6.6%
Health Care — 3.7%
Health Care Equipment & Supplies	0.4%
Health Care Technology	0.6%
Pharmaceuticals	2.7%
Industrials — 12.3%
Aerospace & Defense	1.1%
Airlines	1.0%
Commercial Services & Supplies	2.7%
Construction & Engineering	0.8%
Machinery	1.6%
Professional Services	1.8%
Road & Rail	1.1%
Trading Companies & Distributors	2.2%

38

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2019

Common Stocks by Sector/Industry (continued)	% of Net Assets
Information Technology — 7.4%
Electronic Equipment, Instruments & Components	2.0%
Semiconductors & Semiconductor Equipment	1.8%
Software	1.7%
Technology Hardware, Storage & Peripherals	1.9%
Materials — 4.0%
Chemicals	2.6%
Metals & Mining	1.4%
Real Estate — 0.8%
Real Estate Management & Development	0.8%
Utilities — 3.0%
Electric Utilities	2.0%
Independent Power and Renewable Electricity Producers	1.0%
63.1%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2019

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation*
FINANCIAL FUTURES
Mini MSCI EAFE Index Futures	140	09/20/2019	$13,463,100	$(312,050)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through June 30, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

39

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2019

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At cost	$309,399,742	$198,652,325
At value (Note 1)	$308,120,164	$210,413,156
Investments in money market funds	166,886,610	10,319,036
Cash	8,100	—
Receivable for capital shares sold	202,412	76,884
Receivable for investment securities sold	7,186,241	—
Dividends and interest receivable	565,413	796,384
Tax reclaims receivable	8,509	—
Other assets	68,198	51,029
Total Assets	483,045,647	221,656,489

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $171,756,616)	183,898,100	—
Distributions payable	—	59,304
Payable for capital shares redeemed	88,747	184,351
Payable for investment securities purchased	4,825,858	—
Accrued investment advisory fees (Note 3)	187,518	84,381
Payable to administrator (Note 3)	31,400	22,500
Accrued professional fees	69,400	53,400
Other accrued expenses	38,735	17,387
Total Liabilities	189,139,758	421,323
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$293,905,889	$221,235,166

Net assets consist of:
Paid-in capital	$1,200,598,943	$288,576,227
Accumulated deficit	(906,693,054)	(67,341,061)
NET ASSETS	$293,905,889	$221,235,166

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	50,067,861	17,244,856

Net asset value, offering price and redemption price per share (a) (Note 1)	$5.87	$12.83

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

40

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2019

Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$13,179,722
At value (Note 1)	$13,841,366
Investments in money market funds	6,240,822
Receivable for investment securities sold	66,996
Dividends receivable	20,884
Tax reclaims receivable	99,060
Margin deposits for futures contracts (Note 1)	1,850,142
Other assets	47,994
Total Assets	22,167,264

LIABILITIES
Due to custodian	66,996
Variation margin payable (Notes 1 and 4)	67,721
Accrued investment advisory fees (Note 3)	2,914
Payable to administrator (Note 3)	7,275
Accrued professional fees	54,600
Accrued custodian fees	25,000
Other accrued expenses	8,653
Total Liabilities	233,159
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—
NET ASSETS	$21,934,105

Net assets consist of:
Paid-in capital	$37,177,715
Accumulated deficit	(15,243,610)
NET ASSETS	$21,934,105

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,627,614

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.35

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

41

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2019

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$8,927,151	$1,315,669
Foreign withholding taxes on dividends	(20,532)	(36,961)
Interest	—	3,589,166
Total Income	8,906,619	4,867,874

EXPENSES
Investment advisory fees (Note 3)	2,864,479	1,158,733
Transfer agent, account maintenance and shareholder services fees (Note 3)	256,426	137,703
Administration fees (Note 3)	222,820	162,056
Legal fees	115,045	46,778
Trustees’ fees and expenses (Note 3)	77,976	77,976
Insurance expense	64,993	55,200
Fund accounting fees (Note 3)	61,817	53,151
Custodian fees	78,069	25,583
Audit fees	52,650	44,400
Registration and filing fees	38,920	32,932
Postage and supplies	36,622	27,896
Compliance service fees (Note 3)	33,195	25,205
Printing of shareholder reports	28,651	20,843
Pricing fees	10,979	2,274
Interest expense (Note 7)	—	355
Other expenses	8,741	9,270
Total Expenses	3,951,383	1,880,355
Less fee waivers by the Adviser (Note 3)	(313,486)	(166,982)
Net Expenses	3,637,897	1,713,373

NET INVESTMENT INCOME	5,268,722	3,154,501

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	10,688,703	2,340,572
Written option contracts (Note 4)	(15,608,054)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(17,070,666)	13,936,087
Written option contracts (Note 4)	(10,639,338)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(32,629,355)	16,276,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,360,633)	$19,431,160

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2019

Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$692,139
Foreign withholding taxes on dividends	(71,463)
Total Income	620,676

EXPENSES
Investment advisory fees (Note 3)	226,251
Trustees’ fees and expenses (Note 3)	77,975
Custodian fees	50,416
Audit fees	48,299
Legal fees	48,150
Fund accounting fees (Note 3)	38,424
Transfer agent, account maintenance and shareholder services fees (Note 3)	34,932
Pricing fees	33,215
Registration and filing fees	27,034
Administration fees (Note 3)	24,000
Postage and supplies	12,224
Printing of shareholder reports	8,372
Compliance service fees (Note 3)	6,645
Insurance expense	6,316
Other expenses	5,312
Total Expenses	647,565
Less fee waivers by the Adviser (Note 3)	(171,269)
Net Expenses	476,296

NET INVESTMENT INCOME	144,380

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(509,815)
Futures contracts (Note 4)	1,248,082
Foreign currency transactions	(28,655)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,386,234)
Futures contracts (Note 4)	(962,844)
Foreign currency translation	3,353

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(1,636,113)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,491,733)

See accompanying notes to financial statements.

43

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2019	Year Ended June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$5,268,722	$2,755,479
Net realized gains (losses) from:
Investments	10,688,703	40,940,757
Written option contracts	(15,608,054)	(50,604,962)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,070,666)	(5,381,857)
Written option contracts	(10,639,338)	(212,088)
Net decrease in net assets resulting from operations	(27,360,633)	(12,502,671)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,057,363)	(1,544,228)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	66,168,829	55,451,071
Net asset value of shares issued in reinvestment of distributions to shareholders	3,847,274	1,464,244
Proceeds from redemption fees collected (Note 1)	21,431	58,968
Payments for shares redeemed	(68,716,182)	(94,391,366)
Net increase (decrease) in net assets from capital share transactions	1,321,352	(37,417,083)

TOTAL DECREASE IN NET ASSETS	(30,096,644)	(51,463,982)

NET ASSETS
Beginning of year	324,002,533	375,466,515
End of year	$293,905,889	$324,002,533

CAPITAL SHARE ACTIVITY
Shares sold	10,267,145	8,592,319
Shares reinvested	570,812	233,532
Shares redeemed	(10,960,536)	(14,823,897)
Net decrease in shares outstanding	(122,579)	(5,998,046)
Shares outstanding at beginning of year	50,190,440	56,188,486
Shares outstanding at end of year	50,067,861	50,190,440

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $1,381,557.

See accompanying notes to financial statements.

44

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2019	Year Ended June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$3,154,501	$2,469,640
Net realized gains (losses) from investments	2,340,572	(1,615,533)
Net change in unrealized appreciation (depreciation) on investments	13,936,087	(869,509)
Net increase (decrease) in net assets resulting from operations	19,431,160	(15,402)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(3,195,796)	(2,496,823)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,725,419	15,121,405
Net asset value of shares issued in reinvestment of distributions to shareholders	2,992,151	2,330,683
Proceeds from redemption fees collected (Note 1)	6,430	5,375
Payments for shares redeemed	(99,326,617)	(112,844,614)
Net decrease in net assets from capital share transactions	(69,602,617)	(95,387,151)

TOTAL DECREASE IN NET ASSETS	(53,367,253)	(97,899,376)

NET ASSETS
Beginning of year	274,602,419	372,501,795
End of year	$221,235,166	$274,602,419

CAPITAL SHARE ACTIVITY
Shares sold	2,194,486	1,256,190
Shares reinvested	244,901	194,932
Shares redeemed	(8,341,021)	(9,403,724)
Net decrease in shares outstanding	(5,901,634)	(7,952,602)
Shares outstanding at beginning of year	23,146,490	31,099,092
Shares outstanding at end of year	17,244,856	23,146,490

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $290,838.

See accompanying notes to financial statements.

45

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2019	Year Ended June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$144,380	$51,018
Net realized gains (losses) from:
Investments	(509,815)	3,259,143
Futures contracts	1,248,082	(1,880,950)
Foreign currency transactions	(28,655)	(34,273)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,386,234)	(1,530,243)
Futures contracts	(962,844)	533,577
Foreign currency translation	3,353	3,049
Net increase (decrease) in net assets resulting from operations	(1,491,733)	401,321

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(17,482)	(152,328)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	948,919	515,232
Net asset value of shares issued in reinvestment of distributions to shareholders	16,890	151,447
Proceeds from redemption fees collected (Note 1)	90	1,745
Payments for shares redeemed	(4,495,398)	(4,438,482)
Net decrease in net assets from capital share transactions	(3,529,499)	(3,770,058)

TOTAL DECREASE IN NET ASSETS	(5,038,714)	(3,521,065)

NET ASSETS
Beginning of year	26,972,819	30,493,884
End of year	$21,934,105	$26,972,819

CAPITAL SHARE ACTIVITY
Shares sold	111,988	57,943
Shares reinvested	1,996	17,017
Shares redeemed	(526,121)	(499,238)
Net decrease in shares outstanding	(412,137)	(424,278)
Shares outstanding at beginning of year	3,039,751	3,464,029
Shares outstanding at end of year	2,627,614	3,039,751

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $17,403.

See accompanying notes to financial statements.

46

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of year	$6.46	$6.68	$7.93	$8.70	$9.74

Income (loss) from investment operations:
Net investment income	0.10	0.06	0.02	0.03	0.08
Net realized and unrealized losses on investments and written option contracts	(0.61)	(0.25)	(1.25)	(0.75)	(1.05)
Total from investment operations	(0.51)	(0.19)	(1.23)	(0.72)	(0.97)

Less distributions:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	(0.05)	(0.07)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$5.87	$6.46	$6.68	$7.93	$8.70

Total return (b)	(8.05%)	(2.81%)	(15.53%)	(8.34%)	(9.99%)

Net assets at end of year (000’s)	$293,906	$324,003	$375,467	$580,503	$756,904

Ratio of total expenses to average net assets	1.24%	1.23%	1.19%	1.15%	1.12%

Ratio of net expenses to average net assets (c)	1.14%	1.13%	1.12%	1.09%	1.07%

Ratio of net investment income to average net assets (c)	1.66%	0.82%	0.19%	0.34%	0.79%

Portfolio turnover rate	124%	142%	209%	161%	107%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

47

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of year	$11.86	$11.98	$12.44	$11.32	$11.63

Income (loss) from investment operations:
Net investment income	0.19	0.10	0.02	0.04	0.05
Net realized and unrealized gains (losses) on investments	0.95	(0.12)	(0.46)	1.13	(0.27)
Total from investment operations	1.14	(0.02)	(0.44)	1.17	(0.22)

Less distributions:
Dividends from net investment income	(0.17)	(0.10)	(0.02)	(0.05)	(0.09)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$12.83	$11.86	$11.98	$12.44	$11.32

Total return (b)	9.72%	(0.18%)	(3.50%)	10.33%	(1.86%)

Net assets at end of year (000’s)	$221,235	$274,602	$372,502	$463,503	$485,015

Ratio of total expenses to average net assets	0.81%	0.77%	0.75%	0.75%	0.73%

Ratio of net expenses to average net assets (c)	0.74%	0.73%	0.72%	0.69%	0.66%

Ratio of net investment income to average net assets (c)	1.36%	0.76%	0.12%	0.36%	0.38%

Portfolio turnover rate	61%	63%	341%	129%	196%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

48

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of year	$8.87	$8.80	$9.19	$8.57	$9.90

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02	0.01	(0.05)	0.17
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	(0.57)	0.10	(0.40)	0.67	(1.41)
Total from investment operations	(0.51)	0.12	(0.39)	0.62	(1.24)

Less distributions:
Dividends from net investment income	(0.01)	(0.05)	—	—	(0.09)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.35	$8.87	$8.80	$9.19	$8.57

Total return (b)	(5.79%)	1.34%	(4.24%)	7.23%	(12.56%)

Net assets at end of year (000’s)	$21,934	$26,973	$30,494	$37,645	$42,325

Ratio of total expenses to average net assets	2.72%	2.42%	2.26%	2.03%	1.61%

Ratio of net expenses to average net assets (c)	2.00%	2.00%	2.00%	2.00%	1.61%

Ratio of net investment income (loss) to average net assets (c)	0.61%	0.18%	0.25%	(0.05%)	0.98%

Portfolio turnover rate	58%	61%	102%	107%	62%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

49

Hussman Investment Trust Notes to Financial Statements
June 30, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. The changes in disclosure requirements were effective November 5, 2018, and the Funds are complying with them.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with GAAP. Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

New Accounting Pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. The standard eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer

50

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

be required to disclose the amount of and reasons for transfers between Level 1 and Level 2, but public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 securities. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements. The Funds have determined this ASU 2018-13 did not have a material impact on the financial statements as they do not have any Level 3 securities, nor do they have a history of transfers between levels.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

51

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2019, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments representing shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their net asset values per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

52

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service.

As previously noted, the Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

53

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2019 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$302,249,214	$—	$—	$302,249,214
Put Option Contracts	—	5,870,950	—	5,870,950
Money Market Funds	166,886,610	—	—	166,886,610
Total Investments in Securities and Money Market Funds	$469,135,824	$5,870,950	$—	$475,006,774

Other Financial Instruments:
Written Call Option Contracts	$—	$(183,898,100)	$—	$(183,898,100)
Total Other Financial Instruments	$—	$(183,898,100)	$—	$(183,898,100)

54

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$46,780,499	$—	$—	$46,780,499
U.S. Treasury Obligations	—	154,805,718	—	154,805,718
Exchange-Traded Funds	8,826,939	—	—	8,826,939
Money Market Funds	10,319,036	—	—	10,319,036
Total Investments in Securities and Money Market Funds	$65,926,474	$154,805,718	$—	$220,732,192

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$3,482,481	$10,358,885	$—	$13,841,366
Money Market Funds	6,240,822	—	—	6,240,822
Total Investments in Securities and Money Market Funds	$9,723,303	$10,358,885	$—	$20,082,188

Other Financial Instruments:
Futures Contracts Sold Short	$(312,050)	$—	$—	$(312,050)
Total Other Financial Instruments	$(312,050)	$—	$—	$(312,050)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended June 30, 2019.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies, and Hussman Strategic Total Return Fund may

55

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund and Hussman Strategic International Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

56

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the years ended June 30, 2019 and 2018, proceeds from redemption fees, recorded in capital, totaled: $21,431 and $58,968, respectively, for Hussman Strategic Growth Fund; $6,430 and $5,375, respectively, for Hussman Strategic Total Return Fund; and $90 and $1,745, respectively, for Hussman Strategic International Fund.

57

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the years ended June 30, 2019 and 2018 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

58

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit as of June 30, 2019 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized appreciation (depreciation)	$(1,298,120)	$8,749,969	$662,357
Accumulated (distributions in excess of) ordinary income	2,517,668	125,184	115,646
Capital loss carryforwards	(907,912,602)	(76,156,910)	(16,021,613)
Other temporary differences	—	(59,304)	—
Total accumulated deficit	$(906,693,054)	$(67,341,061)	$(15,243,610)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2019:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments, money market funds, written option contracts and foreign currencies	$476,329,351	$211,982,223	$19,420,544
Gross unrealized appreciation	$38,628,500	$9,632,442	$1,247,674
Gross unrealized depreciation	(39,926,620)	(882,473)	(586,030)
Net unrealized appreciation (depreciation)	$(1,298,120)	$8,749,969	$661,644

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis on publicly traded partnerships and grantor trusts.

59

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

As of June 30, 2019, $824,973,031 of short-term capital loss carryforwards of Hussman Strategic Growth Fund expired unused.

During the year ended June 30, 2019, Hussman Strategic Total Return Fund utilized $2,842,200 of capital loss carryforwards to offset current year gains.

As of June 30, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term loss carryforwards	$671,034,111	$60,806,412	$16,021,613
Long-term loss carryforwards	236,878,491	15,350,497	—
Total	$907,912,602	$76,156,909	$16,021,613

These capital loss carryforwards, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any.

For the year ended June 30, 2019, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements due to adjustments for the expiration of capital loss carryforwards and nondeductible expenses from publicly traded partnerships:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Paid-in capital	$(824,973,113)	$(31)	$—
Accumulated deficit	824,973,113	31	—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally filed within the past three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $406,710,993 and $428,857,096, respectively, for Hussman Strategic Growth Fund; $49,702,605 and $41,530,770, respectively, for Hussman Strategic Total Return Fund; and $11,608,286 and $18,598,783, respectively, for Hussman Strategic International Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee waivers. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee waivers. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee waivers.

Effective November 1, 2018, the Adviser has contractually agreed that, until November 1, 2019, it will waive its advisory fees and/or absorb operating expenses of the Funds to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. Prior to November 1, 2018, the Adviser had contractually agreed to waive its advisory fees or to absorb operating expenses of the Funds (excluding those fees and expenses noted above) to the extent necessary so that ordinary operating expenses of

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund did not exceed annually an amount equal to 1.13%, 0.73% and 2.00%, respectively, of such Fund’s average daily net assets. During the year ended June 30, 2019, the Adviser waived advisory fees in the amount of $313,486, $166,982 and $171,269 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively.

Fee waivers and expenses absorbed by the Adviser pursuant to the Expense Limitation Agreements governing these arrangements are subject to future repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s and Hussman Strategic International Fund’s annual operating expenses (excluding those fees and expenses noted above) exceeding an amount equal to 1.07%, 0.63% and 2.00%, respectively, of such Fund’s average daily net assets, and provided further that repayment does not cause a Fund’s operating expenses to exceed any expense limitation in effect at the time of the reimbursement. In addition, the date as of which the advisory fees or expenses which are the subject of the repayment may not have been incurred more than three years prior to the date of repayment. As of June 30, 2019, the amount of fee waivers available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund is $980,255, $431,575 and $381,597, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2020	June 30, 2021	June 30, 2022
Hussman Strategic Growth Fund	$347,554	$319,215	$313,486
Hussman Strategic Total Return Fund	$138,941	$125,652	$166,982
Hussman Strategic International Fund	$89,143	$121,185	$171,269

The Adviser may agree to continue after November 1, 2019 the current arrangement to limit the ordinary expenses of the Funds, or to implement a similar arrangement, but is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the year ended June 30, 2019, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $177,165, $90,692 and $16,932, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2019**
Index put options purchased	Equity	Investments in securities at value	$5,870,950	$—	$321,897,130
Index call options written	Equity	Written call options, at value	—	(183,898,100)	(320,133,345)

Hussman Strategic Growth Fund did not have any outstanding index call options purchased as of June 30, 2019. The average monthly notional value of index call options purchased during the year ended June 30, 2019 was $484,292 for Hussman Strategic Growth Fund.

Hussman Strategic International Fund

			Fair Value*		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2019**
Futures contracts sold short	Equity	Variation margin payable	$—	$(312,050)	$(19,337,898)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through June 30, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

**	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund and Hussman Strategic International Fund during the year ended June 30, 2019 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index call options purchased	Equity	Net realized gains (losses) from investments	$4,143,551	Net change in unrealized appreciation (depreciation) on investments	$147,041
Index put options purchased	Equity	Net realized gains (losses) from investments	(10,752,497)	Net change in unrealized appreciation (depreciation) on investments	50,671
Index call options written	Equity	Net realized gains (losses) from written option contracts	(15,608,054)	Net change in unrealized appreciation (depreciation) on written option contracts	(10,639,338)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$8,619	Net change in unrealized appreciation (depreciation) on investments	$—
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	1,248,082	Net change in unrealized appreciation (depreciation) on futures contracts	(962,844)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2019.

In the ordinary course of business, Hussman Strategic Growth Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of June 30, 2019 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written call options at market value	$(183,898,100)	$—	$(183,898,100)	$—	$(183,898,100)
Total subject to a master netting or similar arrangement	$(183,898,100)	$—	$(183,898,100)	$—	$(183,898,100)

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin payable - futures contracts	$(67,721)	$—	$(67,721)	$67,721	$—
Total subject to a master netting or similar arrangement	$(67,721)	$—	$(67,721)	$67,721	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented on the Statements of Assets and Liabilities.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2019, Hussman Strategic Growth Fund and Hussman Strategic International Fund had 56.8% and 28.5%, respectively, of the value of their net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2019, Hussman Strategic Growth Fund had 24.4% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of June 30, 2019, investments of Hussman Strategic International Fund in issuers in the United Kingdom (the “UK”) represented 12.0% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”), including the UK, represented 46.1% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Since the global economic crisis in 2008, some of these countries have depended on, and may continue to depend on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-them effects for the economies of those countries and other European countries. In June 2016, voters in the UK approved a referendum calling for the exit

68

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

of the UK from the EU (a process commonly referred to as “Brexit”). There presently is considerable uncertainty regarding the impact of Brexit on the economies and financial markets of the UK and of EU and other European countries, and following Brexit, there may be an extended period of political and economic uncertainty and market volatility in the UK, the EU, other European countries and globally, which may adversely impact the prices and liquidity of securities held by Hussman Strategic International Fund.

As of June 30, 2019, Hussman Strategic International Fund had 21.8% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japenese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the year ended June 30, 2019, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2019, Hussman Strategic Growth Fund did not borrow under its line of credit. During the year ended June 30, 2019, Hussman Strategic Total Return Fund incurred $355 of interest expense related to borrowings. The average debt outstanding and the average interest rate for days with borrowings for Hussman Total Return Fund during the year ended June 30, 2019 were $1,278,500 and 5.0%, respectively. The largest outstanding borrowing during the year ended June 30, 2019 for Hussman Total Return Fund was $2,000,000. As of June 30, 2019, Hussman Total Return Fund did not have any outstanding borrowings. Hussman Strategic International Fund currently does not have a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision. On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The Second Circuit issued an order recalling the mandate “in anticipation of further panel review” on May 16, 2018.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2019

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. A global motion to dismiss this action was filed on behalf of all shareholder defendants on May 23, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management. Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, that denial was without prejudice and the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. The District Court denied the Litigation Trustee’s renewed motion to amend on April 23, 2019, and the Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of June 30, 2019 approximately 10.0% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its net asset value per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

72

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hussman Investment Trust (the “Trust”) (comprising the Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (collectively referred to as the “Funds”)), including the schedule of investments and the schedule of open written option contracts for Hussman Strategic Growth Fund, the schedule of investments for Hussman Strategic Total Return Fund, and the schedule of investments and the schedule of futures contracts sold short for Hussman Strategic International Fund, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Hussman Investment Trust at June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we

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Hussman Investment Trust
Report of Independent Registered Public Accounting Firm (continued)

are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hussman Investment Trust investment companies since 2002.

Cincinnati, Ohio
August 23, 2019

74

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 – June 30, 2019).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2019, annualized, after fee reductions. Actual expenses of the Funds in future

75

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 870.90	1.15%	$ 5.33
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,071.60	0.75%	$ 3.85
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 987.00	2.00%	$ 9.85
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,014.88	2.00%	$ 9.99

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

76

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	56	President and Trustee	Since June 2000
David C. Anderson	225 Pictoria Drive Cincinnati, OH 45246	68	Trustee	Since June 2000
Jody T. Foster	225 Pictoria Drive Cincinnati, OH 45246	50	Trustee	Since June 2016
William H. Vanover	225 Pictoria Drive Cincinnati, OH 45246	72	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	62	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	57	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	62	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

As of the date of this Report, each Trustee oversees three portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

77

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is retired. Prior to June 30, 2018, he was an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is Vice Chairman of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

Mark J. Seger is Vice Chairman of Ultimus Fund Solutions, LLC and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers of the Trust is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

78

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2019. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund intend to designate up to a maximum amount of $4,057,363, $3,195,796 and $17,482, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2019, 100%, 17% and 100% of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2019 on Form 1099-DIV.

79

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held in person on June 3, 2019, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance of each Fund’s Advisory Agreement with the Adviser for an additional annual period.

In determining whether to approve continuances of the Advisory Agreements, the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees of the Funds and their expenses to those of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since its inception on July 24, 2000 through April 30, 2019, Hussman Strategic Growth Fund generated an average annual total

80

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

return of 0.32%, compared with an average annual total return of 5.85% for the S&P 500 Index. These analyses also showed that, since inception, Hussman Strategic Growth Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. Information provided to the Board indicated that the Adviser’s stock selection record for Hussman Strategic Growth Fund has over the long term been acceptable and that the underperformance by the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general market movements. In evaluating the Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused significant underperformance, the Adviser has consistently managed the investment portfolio of Hussman Strategic Growth Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs associated with its hedging strategy. The Independent Trustees observed that, although Hussman Strategic Growth Fund has underperformed the S&P 500 Index from 2009 to date, this period represents only half of a full market cycle and that the Fund’s outperformance of the Index prior to 2009 was substantial.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the one year period ended April 30, 2019, returning 4.90% versus a return of 5.29% for the Index. They also considered that the Fund’s average annual total return of 4.39% since its inception on September 12, 2002 through April 30, 2019 compares favorably to the 4.07% average annual total return of the Bloomberg Barclays U.S. Aggregate Bond Index during the same period.

With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund underperformed the MSCI Europe, Australasia, Far East (“EAFE”) Index during the one year period ended April 30, 2019, returning –4.57% versus a return of –3.22% for the Index. They also considered the fact that the Fund’s average annual total return of –1.22% since its inception on December 31, 2009

81

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

through April 30, 2019 lagged the 5.05% average annual total return of the MSCI EAFE Index during the same period. In their evaluation of the investment performance of Hussman Strategic International Fund, the Independent Trustees observed that, since its inception, the Fund has maintained a defensive investment position in which it has been substantially fully hedged against the impact of general market fluctuations. They also observed, however, that the Fund has experienced less downside risk since its inception than would have resulted from use of a passive investment approach and noted that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of Hussman Strategic Growth Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s current asset level), compares favorably to the average advisory fees payable by other “long-short” and “market neutral” mutual funds, as categorized by Morningstar, and that, when compared to the advisory compensation payable by private investment funds that pursue hedged equity strategies, Hussman Strategic Growth Fund is much less expensive. The Independent Trustees also concluded that the advisory fee of Hussman Strategic Total Return Fund, computed at the annual rate of 0.50% of average daily net assets (based on the Fund’s current asset level), is within the range of advisory fees of other funds of similar size investing in similar securities. The Independent Trustees observed that the advisory fee of Hussman Strategic International Fund, computed at the annual rate of 0.95% of average daily net assets (based on the Fund’s current asset level), is higher than the advisory fee rates of most other international stock funds, but also observed that the Fund’s fee rate is less than the average advisory fee rates for “long-short” and “market neutral” mutual funds, as categorized by Morningstar. They noted in this regard that, unlike most international stock funds and similar to “long-short” and “market neutral” mutual funds, Hussman Strategic International Fund employs an investment strategy that incorporates risk management and hedging techniques. Thus, the Independent Trustees concluded that the advisory fee payable by that Fund is appropriate. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise and analytic capabilities. They also determined that the advisory

82

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Funds as necessary to maintain the operating expenses of the Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) at specified levels, are considerably less than the averages for their respective peer group funds. They noted in this regard that Hussman Strategic Growth Fund has one of the lowest expense ratios among mutual funds classified by Morningstar as “long-short” or “market neutral” funds. They further noted that, notwithstanding the significant decline in the net assets of Hussman Strategic Growth Fund in recent years, the expense ratio of the Fund (after fee waivers) has not increased significantly and, in addition, that the Fund has continued to benefit from reductions in the contractual fee rates payable pursuant to its Advisory Agreement that were implemented when the Fund’s assets were substantially greater. With respect to Hussman Strategic Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is considerably less than the average expense ratio of “tactical allocation” or “multi-sector bond” mutual funds tracked by Morningstar. They also noted that, from time to time since each such Fund’s inception, its expense ratio was reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has contractually been waiving a portion of its fees to reduce the total operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, and most recently has agreed to waive its advisory fees or to absorb operating expenses of these Funds until at least November 1, 2019, to the extent necessary to limit the total annual operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.15% and 0.75%, respectively, of average daily net assets.

The Independent Trustees also reviewed comparative information relating to the total expenses of Hussman Strategic International Fund. They noted that the expense ratio of Hussman Strategic International Fund is higher than many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that this higher expense ratio is attributable, in part, to the small size of

83

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Hussman Strategic International Fund and took into consideration the expense limitation arrangement under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of the Fund until at least November 1, 2019, to the extent necessary to limit total annual operating expenses of the Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 2.00% of average daily net assets. The Independent Trustees also considered the fact that the Adviser agreed several years ago to a new schedule of advisory fee rates which resulted in an immediate reduction in the effective advisory fee rate for Hussman Strategic International Fund of 0.05% of average daily net assets (based on the Fund’s then current asset level). They concluded that Hussman Strategic International Fund has benefited and continues to benefit from a reduction in advisory fee rates and expense limitation arrangements that have enabled it to maintain an expense ratio within the range of expense ratios of its peer group funds.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to reimbursement from each Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of the Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) exceeding: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; or (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2019, but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation).

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2016, 2017 and 2018. They noted that the Adviser has waived its fees payable to it by the Funds, thereby reducing its profitability, pursuant to expense limitation agreements. They recognized that, although the Adviser has realized significant profits over the years from its advisory relationship with each Fund and the Adviser’s profit margins associated with providing services to each Fund have been significant at times, they concluded that the Adviser’s profitability with respect to each of the Funds was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment

84

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

programs of the Funds. The Independent Trustees also recognized that the Adviser’s profitability with respect to each Fund has declined significantly in recent years as a consequence of declines in the total net assets of the Funds. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent of the Adviser that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, notwithstanding a decline in the Adviser’s revenues and the resulting decrease in its profitability, the Adviser has available financial resources to continue to provide all required services to the Funds, without diminution of service quality, and that, to the extent any further declines in the net assets of the Funds may reduce the Adviser’s revenues, it would be feasible for the Adviser to reduce its expenses or access capital resources if necessary to maintain the scope and quality of services provided to the Funds.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of Hussman Strategic Growth Fund and Hussman Strategic International Fund in the period since 2009, but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009. In this regard, the Independent Trustees specifically considered the fact that the investment performance of each of the Funds in recent years generally has been disappointing and considered whether, under such circumstances, it would be appropriate and consistent with their duties and the interests of the Funds to approve the continuance of each of the Advisory Agreements, as proposed.

85

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protections, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. John Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements were appropriate in view of the nature, scope and quality of services provided by the Adviser and determined that continuances of the Advisory Agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional annual period. No single factor was considered in isolation or to be determinative to this decision.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $99,600 and $141,300 with respect to the registrant’s fiscal years ended June 30, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2019 and 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $36,600 and $34,600 with respect to the registrant’s fiscal years ended June 30, 2019 and 2018, respectively. The services comprising these fees are the computation of required distributions; the preparation of the registrant’s federal income and excise tax returns; and, with respect to the fiscal year ended June 30, 2019, the preparation of application forms and documentation to qualify for a reduced rate of German withholding taxes.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2019 and 2018, aggregate non-audit fees of $36,600 and $34,600, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 26, 2019

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 26, 2019

*	Print the name and title of each signing officer under his or her signature.